Exhibit 10.2

AMENDMENT NO. 1

TO

REFINANCING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT (this “Amendment”), is entered into to be effective as of January 28, 2011, by and among the Company, each other Loan Party, each Lender party hereto, the Administrative Agent, the Swing Line Lender, each Issuing Lender, the Syndication Agent, and each Co-Documentation Agent (all as such capitalized terms are defined below).

A. Reference is made to that Refinancing Credit Agreement, dated as of November 4, 2008, by and among (i) WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), (ii) each of the other Loan Parties (as defined therein) from time to time party hereto, (iii) each of the financial institutions from time to time party thereto (together with their respective successors and assigns, the “Lenders”), (iv) PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Lender and in its capacity as an Issuing Lender (as defined therein) and in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), (v) JPMORGAN CHASE BANK, N.A., as syndication agent and as an Issuing Lender, (vi) BANK OF AMERICA, N.A., as an Issuing Lender, and (vii) BANK OF AMERICA, N.A., CITIZENS BANK OF PENNSYLVANIA, THE BANK OF NOVA SCOTIA, and FIRST COMMONWEALTH BANK, as co-documentation agents (the “Credit Agreement”) (the parties described in Clauses (iii) through (vii) may be referred to herein as the “Credit Parties”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. The parties hereto desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the definitions addressed above, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) The definition below of “Bankruptcy Event” is hereby added in the appropriate alphabetical location:

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a governmental authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

(ii) The definition of “Defaulting Lender” is hereby amended and restated in its entirety as follows:

Defaulting Lender means any Lender that (a) has failed to fund any portion of the Revolving Loans, the Term Loans, participations with respect to Letters of Credit (as provided in Section 2.3), or participations in Swing Line Loans (as provided in Section 2.2.4) required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (b) has otherwise failed to pay over to the Administrative Agent, Issuing Lender, or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (c) has been deemed insolvent or become the subject of a bankruptcy, receivership, conservatorship or insolvency proceeding, or (d) has notified the Company, the Administrative Agent, the Issuing Lender or any Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan or other obligation under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit.

(iii) The definition of “Issuing Lender” is hereby amended and restated in its entirety as follows:

Issuing Lender means each of PNC in its capacity as the issuer of Letters of Credit hereunder, Bank of America, N.A., in its capacity as the issuer (or the successor of an issuer) of Letters of Credit hereunder, and JPMC, in its capacity as the issuer of Letters of Credit hereunder, and any of their respective Affiliates that may from time to time issue Letters of Credit, and each of their respective successors and assigns in such capacity.

(b) Section 11.1 of the Credit Agreement is hereby amended to delete Clause (h) thereof in its entirety and replace such Clause with the following:

(h) Debt of the Loan Parties and any non-domestic Subsidiary of a Loan Party in respect of surety bonds, performance bonds, bid bonds, or similar obligations arising in the ordinary course of business up to an amount reasonably determined to be payable under all surety bonds then outstanding not to exceed at any time $500,000,000 in the aggregate;

(c) The third to last sentence of the first paragraph of Section 2.3.1 (such sentence begins with, “So long as … ”) is hereby deleted and replaced with the following:

“Subject to the last three paragraphs of this Section 2.3.1, so long as the Issuing Lender has not received written notice that the conditions precedent set forth in Section 12.2 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date.”

(d) The third paragraph of Section 2.3.1 (including Clauses (a) and (b) thereof), other than the last sentence of such paragraph, of the Credit Agreement is hereby deleted.

(e) The last paragraph of Section 2.3.1 is hereby deleted and replaced with the following:

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a

Defaulting Lender: (a) if the aggregate Stated Amount of all Letters of Credit is greater than zero Dollars at the time such Lender becomes a Defaulting Lender then: (i) each Issuing Lender, the Loan Parties and each other Lender will endeavor to enter into arrangements reasonably satisfactory to each Issuing Lender affected thereby to eliminate such Issuing Lender’s risk with respect to such Defaulting Lender’s obligations to the Issuing Lender hereunder (included among the arrangements that may be considered may be the reallocation of all or any part of the Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated, however, without regard to such Defaulting Lender’s Revolving Commitment), but only to the extent that the sum of all non-Defaulting Lenders’ Revolving Outstandings plus that portion of such Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit reallocated to the non-Defaulting Lenders does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments (less the amount of any Swing Line Loans outstanding at such time)); provided, however, that no Lender shall be obligated under any circumstance without its written agreement to increase its Pro Rata Share in any Letter of Credit; (ii) to the extent that the reallocation described in the parenthetical in the foregoing clause (i) above is not, or is only partially, effected, the Company shall within one Business Day following notice by the Administrative Agent, cash collateralize for the benefit of the Issuing Lender only the Company’s obligations corresponding to such Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 13.2 for so long as such Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit is greater than zero Dollars; (iii) to the extent that the reallocation described in the parenthetical in the foregoing clause (i) above is, or is only partially, effected, then the fees payable to the Lenders pursuant to Section 5.1 and Section 5.2 shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Shares (after giving effect to such reallocation); and (iv) if all or any portion of such Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lender or any other Lender hereunder, all letter of credit fees payable under Section 5.2 with respect to such Defaulting Lender’s Pro Rata Share of the aggregate Stated Amount of all Letters of Credit shall be payable to the Issuing Lender until and to the extent that such Pro Rata Share of the aggregate Stated Amount of all Letters of Credit of the Defaulting Lender is reallocated and/or cash collateralized; and (b) so long as such Lender is a Defaulting Lender, the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Pro Rata Share of the aggregate Stated Amount of all Letters of Credit will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Company in accordance with this Section 2.3.1, and participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders or cash collateralized in a manner consistent with this Agreement (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless the Issuing Lender shall have entered into arrangements with the Company or such Lender, satisfactory to the Issuing Lender, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, and the Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, the Pro Rata Shares of the aggregate Stated Amount of all Letters of

Credit of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Commitment percentage.

(f) Subsection 2.3.3(b) is hereby amended to (i) add “absolute,” after the seventh word of such Subsection, and (ii) delete the word “or” from before Clause (d) of the first sentence of such Subsection, and (iii) insert the Clauses (e) and (f) before the period at the end of the first sentence of such Subsection as follows:

, (e) payment by the Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; and (f) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder.

(g) Section 2.3.5 is hereby amended to delete Clause (B) thereof and to delete the word “or” that appears directly before such Clause (B).

2. Amendments of Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3. Ratifications. Each of the Loan Parties (a) ratifies, consents to, and confirms all provisions of the Loan Documents as amended by this Amendment, and (b) ratifies and confirms that all guaranties and other agreements granted or conveyed to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guaranty and assure full payment and performance of the present and future Obligations.

4. Representations. Each of the Loan Parties represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, or performance by any Loan Party of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Company and each other Loan Party that is a party thereto and are enforceable against Company and such Loan Parties in accordance with their respective terms, except as limited by bankruptcy, insolvency, and similar Laws affecting the enforceability of creditors’ rights generally or general principles of equity; (d) there are no claims, set-offs, or deductions of any nature as of the date hereof that could be made or asserted by any Loan Party against any Credit Party or against any amount due or to become due under any Loan Document; (e) the execution, delivery, and performance by each Loan Party of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Law or material agreement to which any such Loan Party is a party or by which any such Loan Party or any of its property is bound; (f) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (g) after giving effect to this Amendment, no Unmatured Event of Default or Event of Default exists.

5. Conditions Precedent. This Amendment shall not be effective unless and until:

(a) this Amendment is executed by Company, the other Loan Parties, Administrative Agent, each Issuing Lender (as such term is amended hereby), and Required Lenders;

(b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c) after giving effect to this Amendment, no Default or Event of Default exists.

6. Condition Subsequent. Administrative Agent shall have received within sixty (60) days of the date hereof, an officer’s certificate executed by the Secretary or Assistant Secretary or other authorized officer of each Loan Party certifying (i) that the organizational documents of the Loan Party have not changed since the date last certified to Administrative Agent in connection with the Credit Agreement (and, if any have changed, additionally certifying all organizational documents of the Loan Party that have been changed), (ii) authorizing resolutions of the board of directors of the Loan Party authorizing the transactions contemplated by this Amendment and authorizing and ratifying the execution of this Amendment by the officer(s) that has executed this Amendment, and (iii) incumbency of the officer(s) of each Loan Party that has executed this Amendment;

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under Pennsylvania law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless shall remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, (f) delivery of an executed signature page of this Amendment by telecopy or email (as a .pdf attachment thereto or otherwise) shall be effective as delivery of a manually executed counterpart of this Amendment, and (g) this Amendment binds and inures to each of the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank;

Signature Pages Follow.]

[SIGNATURE PAGE 1 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon (SEAL)
Name: Alvaro Garcia-Tunon
Title: Senior Vice President

RAILROAD FRICTION PRODUCTS CORPORATION; WABTEC HOLDING CORP.; RFPC HOLDING CORP.; MOTIVEPOWER, INC.; YOUNG TOUCHSTONE COMPANY; WABTEC DISTRIBUTION COMPANY; WABTEC CORPORATION; RICON CORP.; SCHAEFER EQUIPMENT, INC.; WABTEC INTERNATIONAL, INC.; WABTEC INVESTMENTS LIMITED, LLC

By:	/s/ Alvaro Garcia-Tunon (SEAL)
Name: Alvaro Garcia-Tunon
Title: Vice President of each of the above listed companies

[SIGNATURE PAGE 2 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender and as an Issuing Lender

By:	/s/ Tracy DeCock
Name: Tracy DeCock
Title: Senior Vice President

[SIGNATURE PAGE 3 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender and as an Issuing Lender

By:	/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

[SIGNATURE PAGE 4 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender and as an Issuing Lender

By:	/s/ Christian Burrow
Name: Christian Burrow
Title: Senior Vice President

[SIGNATURE PAGE 5 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and as a Lender

By:	[No signature page received]
Name:
Title:

[SIGNATURE PAGE 6 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, as Co-Documentation Agent and as a Lender

By:	/s/ Brian J. Sohocki
Name: Brian J. Sohocki
Title: Vice President

[SIGNATURE PAGE 7 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, as Co-Documentation Agent and a Lender

By:	/s/ Philip R. Medsger
Name: Philip R. Medsger
Title: Senior Vice President

[SIGNATURE PAGE 8 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	[No signature page received]
Name:
Title:

[SIGNATURE PAGE 9 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Vice President

[SIGNATURE PAGE 10 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:	[No signature page received]
Name:
Title:

[SIGNATURE PAGE 11 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

TD BANK N.A., as a Lender

By:	/s/ Marla Willner
Name: Marla Willner
Title: Senior Vice President

[SIGNATURE PAGE 12 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Paul G. Rishar
Name: Paul G. Rishar
Title: Assistant Vice President

[SIGNATURE PAGE 13 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Chad A. Lowe
Name: Chad A. Lowe
Title: Vice President

[SIGNATURE PAGE 14 OF 14 TO AMENDMENT NO. 1 TO REFINANCING CREDIT AGREEMENT]

THE PRIVATEBANK & TRUST COMPANY, as a Lender

By:	[No signature page received]
Name:
Title: